Exhibit 10.17

AGREEMENT

AGREEMENT, dated April 30, 2015 (this “Agreement”), by and among ONSTREAM MEDIA CORPORATION (the “Company”), INFINITE CONFERENCING, INC. (“ICI”), ENTERTAINMENT DIGITAL NETWORK, INC. (“EDNI”), AV ACQUISITION, INC. (“AAI”), ONSTREAM CONFERENCING CORPORATION (“OCC”), MEDIA ON DEMAND, INC. (“MOD”), HOTEL VIEW CORPORATION (“HVC”), OSM ACQUISITION INC. (“OSM”) and AUCTION VIDEO JAPAN, INC. (“AVJI”) (the Company, ICI, EDNI, AAI, OCC, MOD, HVC, OSM and AVJI shall be referred to collectively as the “Borrowers”), with headquarters located at 1291 SW 29th Avenue, Pompano Beach, Florida 33069, and SIGMA OPPORTUNITY FUND II, LLC (“Sigma”) and SIGMA CAPITAL ADVISORS, LLC, the managing member of Sigma (“Sigma Advisors” and collectively with Sigma, the “Sigma Parties”), with headquarters located at 800 Third Avenue, Suite 1701, New York, NY  10022.  All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Note (as defined below).

WHEREAS, Borrowers and Sigma are parties to a certain Note Purchase Agreement, dated as of December 31, 2014 (the “Purchase Agreement”), pursuant to which, among other things, Borrowers issued an Amended and Restated Senior Subordinated Secured Convertible Note, dated December 31, 2014, in favor of Sigma in the original principal amount of $1,358,000 (as the same may be further amended from time to time, the “Note”); and

WHEREAS, Sigma and the Borrowers desire to amend the Note to, among other things, extend the Maturity Date by entering into an Amendment No. 1 and Allonge to the Note (the “Note Amendment”), in substantially the form attached hereto as Exhibit A.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.

Amendment of Note.  Simultaneous with the execution of this Agreement, Sigma and the Borrowers shall each execute and deliver the Note Amendment.  Borrowers shall continue to make regular monthly payments of $10,000 to Sigma Advisors pursuant to, and as contemplated by, the Advisory Services Agreement, dated as of December 31, 2014, between Sigma Advisors and the Company and interest payments due under the Note through the extended Maturity Date.  In the event the Additional Loan (as defined below) is made pursuant to Section 8 hereof, the monthly advisory fee paid to Sigma Advisors pursuant to the Advisory Services Agreement shall be increased to $12,500.  The parties further agree that the monthly advisory fee shall be paid to Sigma Advisors on the 15th day of each month in lieu of the last day of each month as currently contemplated by the Advisory Services Agreement.

2.

Cash Payment.  As consideration for the transactions contemplated hereby, Borrowers shall pay to Sigma Advisors a transaction fee of $25,000 (the “Fee”) as follows: (i) $12,500 on the date hereof, and (ii) $12,500 on May 15, 2015, in each such case, by wire transfer of immediately available funds as may be directed by Sigma Advisors.  Failure to pay the Fee shall constitute an Event of Default under the Note.

3.

Representations and Warranties of the Borrowers.  In connection herewith, each of the Borrowers represents and warrants to the Sigma Parties as follows:

A.

Except as set forth on Schedule 3.A. hereto, all of the representations and warranties of Borrowers set forth in Section 4 of the Purchase Agreement are true and correct as of the date hereof as if fully set forth herein and applicable to the transactions contemplated hereby.  A detailed description and the amount of the Indebtedness of the Company and the other Borrowers that are outstanding on the date hereof appear on an updated Schedule 4(l) attached to Schedule 3.A. to this Agreement.

B.

The Company has obtained the requisite consent of Rockridge Capital Holdings, LLC (“Rockridge”) and Thermo Credit, LLC to extend the Maturity Date of the Note and no other consents are required to be obtained by the Company or any Borrower in connection with the execution, delivery and performance by Borrowers of this Agreement or the transactions contemplated hereby.  The Company has entered into an amendment to the Convertible Promissory Note, dated April 14, 2009, issued by the Company to Rockridge (as amended, modified or restated, the “Rockridge Note”) to extend the maturity date of the Rockridge Note to a date no earlier than October 15, 2015 and has provided a copy of said amendment to Sigma.

C.

Borrowers have the requisite corporate power and authority to execute and deliver this Agreement and the Note Amendment and to consummate the transactions contemplated hereby and thereby.  This Agreement has been duly authorized and validly executed and delivered by Borrowers and constitutes the valid, legal and binding agreement of Borrowers, enforceable against each of them in accordance with its terms.

4.

Representations and Warranties of the Sigma Parties.  In connection herewith, each of the Sigma Parties represents and warrants to Borrowers as follows:

A.

Except as set forth on Schedule 4.A. hereto, all of the representations and warranties of Sigma set forth in Section 3 of the Purchase Agreement are true and correct as of the date hereof as if fully set forth herein.

B.

The Sigma Parties have the requisite corporate power and authority to execute and deliver this Agreement and the Note Amendment and to consummate the transactions contemplated hereby and thereby.  This Agreement has been duly authorized and validly executed and delivered by each of the Sigma Parties and constitutes the valid, legal and binding agreement of the Sigma Parties, enforceable against each of them in accordance with its terms.

5.

Transaction Document.  The parties hereby acknowledge and agree that in connection with the transactions contemplated hereby, this Agreement shall be considered to be a Transaction Document under the Purchase Agreement.  Accordingly, any violation of the terms and provisions of this Agreement shall be an Event of Default under the Note.

6.

Further Assurances.  The parties hereto further agree to perform, from time to time, such other acts and to execute, acknowledge and deliver such other agreements, instruments, certificates and other documents as may be reasonably necessary in order to effectuate the transactions contemplated by this Agreement and the Note Amendment.

7.

SEC Filings; Damages.

A.

The Borrowers shall pay to Sigma Advisors $10,000 as liquidated damages and not as a penalty for the Company’s breach of the provisions of Section 5(c) of the Purchase Agreement for failure to file its annual report on Form 10-K for the fiscal year ended September 30, 2014 (the “2014 Form 10-K”) with the Securities and Exchange Commission (“SEC”) on or before February 15, 2015.  Such payment shall be made to Sigma Advisors in cash as follows: (i) $5,000 on the date hereof, and (ii) $5,000 on May 15, 2015, in each such case, by wire transfer of immediately available funds as may be directed by Sigma Advisors.

B.

If the Company has not filed the 2014 Form 10-K with the SEC on or before any of the following dates, the Borrowers shall also pay to Sigma Advisors in cash as liquidated damages and not as a penalty (i) $7,500 on each of May 18, 2015 and June 15, 2015, (ii) $10,000 on each of July 15, 2015 and August 15, 2015, (iii) $15,000 on each of September 15, 2015 and October 15, 2015 and (iv) $25,000 on the 15th day of each month commencing November 15, 2015 until all outstanding amounts under the Note are repaid in full.

C.

The Company further agrees that it will, within forty-five (45) days after the filing of the 2014 Form 10-K (the “SEC Reporting Date”), file with the SEC all required reports, including, without limitation, its annual reports on Form 10-K and quarterly reports on Form 10-Q, due to be filed with the SEC on or before the SEC Reporting Date (“the Required SEC Filings”).  If the Company has not filed all Required SEC Filings on or prior to the SEC Reporting Date, the Borrowers shall also pay to Sigma Advisors in cash as liquidated damages and not as a penalty (i) $7,500 on each of the SEC Reporting Date and the one month anniversary of the SEC Reporting Date, (ii) $10,000 on each of the two month and three month anniversaries of the SEC Reporting Date, (iii) $15,000 on each of the four month and five month anniversaries of the SEC Reporting Date, and (iv) $25,000 on each monthly anniversary of the SEC Reporting Date commencing on the six month anniversary of the SEC Reporting Date until the Company is current in all of its SEC filings, or all outstanding amounts under the Note are repaid in full, whichever occurs first.

8.

Additional Loan.  Sigma acknowledges and agrees that if the Company files the 2014 Form 10-K with the SEC on or before June 30, 2015 and the auditor’s report given in connection with the 2014 Form 10-K does not contain a going concern qualification, and Sigma, at its own and sole discretion, has determined that there has been no adverse change in the business of the Borrowers since September 30, 2013 (other than items disclosed in the Company’s June 30, 2014 Form 10-Q and/or in Schedule 3.A. hereto), Sigma will loan to Borrowers an additional $225,000 (the “Additional Loan”) on substantially similar terms as is set forth on Schedule 8 attached to this Agreement. Notwithstanding the foregoing, in no event shall Sigma be required to make the Additional Loan if the Company is not then current in all of its SEC filings at the time of making the Additional Loan, including, without limitation, its annual reports on Form 10-K and quarterly reports on Form 10-Q.

9.

Full Force and Effect.   Except as expressly and specifically set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Purchase Agreement, the Note, or any of the other Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the parties to this Agreement may be parties to, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.

10.

Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or email signature were an original thereof.

11.

Governing Law.  This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of law.

12.

Amendments.  This Agreement and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

13.

Severability.   The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

14.

Expenses.  Borrower shall promptly pay upon execution hereof and upon demand by the Sigma Parties therefor from time to time, the reasonable costs, legal fees and expenses of the Sigma Parties incurred in connection with the negotiation, preparation or execution of this Agreement (including those incurred with respect to a prior transaction structuring) or of any amendment, modification or waiver of this Agreement, or the transactions contemplated hereby or thereby.

15.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs and respective successors and permitted assignees.

16.

Waiver.  Nothing contained in this Agreement or any of the transactions contemplated hereby shall be deemed to constitute a waiver of any past, present or future Event of Default under the Note.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

BORROWERS:

ONSTREAM MEDIA CORPORATION

By:

 /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

INFINITE CONFERENCING, INC.

By:

 /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

ENTERTAINMENT DIGITAL NETWORK, INC.

By:

 /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

AV ACQUISITION, INC.

By:

 /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

ONSTREAM CONFERENCING CORPORATION

By:

 /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

MEDIA ON DEMAND

By:

 /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

HOTEL VIEW CORPORATION

By:

 /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

OSM ACQUISITION INC.

By:

 /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

AUCTION VIDEO JAPAN, INC.

By:

 /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

SIGMA PARTIES:

SIGMA OPPORTUNITY FUND II, LLC

By: SIGMA CAPITAL ADVISORS, LLC

By: /s/ Thom Waye

     Name: Thom Waye

     Title: Manager

SIGMA CAPITAL ADVISORS, LLC

By: /s/ Thom Waye

     Name: Thom Waye

     Title: Manager

EXHIBIT A

(Form of Amendment No. 1 and Allonge)

[Redacted]

SCHEDULE 3.A.

[Redacted]

SCHEDULE 4.A.

[Redacted]

SCHEDULE 8

[Redacted]